SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                December 17, 2004

                          ALTRIMEGA HEALTH CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            Nevada                    000-29057                87-0631750
 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)


4702 Oleander Drive, Suite 200, Myrtle Beach, South Carolina          29577
          (Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code:             (843) 497-7028

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On December 17, 2004, Altrimega Health Corporation, d/b/a Creative Holdings & Marketing Corporation signed a definitive Share Exchange Agreement to acquire all of the outstanding shares of common stock of Top Gun Sports & Entertainment, Inc., in exchange for the issuance of 15,750,000 shares of the Altrimega Health Corporation common stock to the current shareholders of Top Gun Sports & Entertainment, Inc. The closing of the transaction is conditioned upon Altrimega's shareholders approving a change of the Company's name to Top Gun Sports & Entertainment, Inc., a 1-for-1,000 reverse stock split, and Top Gun Sports receiving a minimum of $750,000 through a private placement of convertible debt. The Company is in the process of completing a preliminary information statement relating to these shareholder approval issues.

Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit No. Description

Exhibit             Description                                                           Location
---------------     --------------------------------------------------------------------  -----------------
                    Exchange   Agreement  between  Altrimega  Health  Corporation  d/b/a
   Exhibit 99.1     Creative  Holdings  &  Marketing  Corporation  and Top Gun  Sports &  Provided herewith
                    Entertainment.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 23, 2004                         ALTRIMEGA HEALTH CORPORATION


                                                   By: /s/ John Gandy
                                                       ------------------------
                                                   Name:   John Gandy
                                                   Title:   President


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